UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2019

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 550

San Jose, CA 95110

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 944-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

4.01 Changes in Registrant’s Certifying Accountant.

As described in more detail in Quantum Corporation’s (the “Company”) Current Report on Form 8-K filed with the SEC on September 14, 2018, upon the substantial completion of its internal investigation, the Board of Directors of Quantum Corporation (the “Board”) concluded that the Company’s previously issued financial statements for fiscal years ended March 31, 2015, March 31, 2016 and March 31, 2017 and financial statements for quarters and the year-to-date periods ended June 30, 2015, September 30, 2015, December 31, 2015, June 30, 2016, September 30, 2016, December 31, 2016, June 30, 2017 and September 30, 2017 (collectively, the “Non-Reliance Periods”) should no longer be relied upon as a result of material misstatements and need to be restated. The Board also determined that the Company’s disclosures related to such financial statements and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods, including management’s assessment of internal control over financial reporting and disclosure controls and procedures, should no longer be relied upon. As a result of the investigation, the Company has delayed the filing of its Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2017, June 30, 2018 and September 30, 2018 and its Annual Report on Form 10-K for the fiscal year ended March 31, 2018 (collectively, the “Late Reports”).

a) Previous independent registered public accounting firm

On January 21, 2019, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Audit Committee of the Board (the “Audit Committee”) and by the Board.

PwC has not issued a report on the Company’s consolidated financial statements for the fiscal year ended March 31, 2018. PwC’s audit report on the Company’s consolidated financial statements for the three years ended March 31, 2017, as previously filed, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. However, as noted above, the Company’s financial statements for the fiscal years ended March 31, 2017, 2016, and 2015, including the related auditor’s report, should no longer be relied upon. Additionally, the auditor’s report on the effectiveness of the Company’s internal control over financial reporting as of March 31, 2017, should no longer be relied upon.

During the Company’s two most recent fiscal years ended March 31, 2018 and March 31, 2017, and the subsequent interim period through January 21, 2019, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.

During the Company’s two most recent fiscal years ended March 31, 2018 and March 31, 2017, and the subsequent interim period through January 21, 2019, there were no reportable events (as defined by S-K 304(a)(1)(v)), except that:

•

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2018, the Board concluded that the Company’s previously issued financial statements for the Non-Reliance Periods should no longer be relied upon as a result of material misstatements and need to be restated. At the time of PwC’s dismissal, the Non-Reliance Periods have not yet been refiled or reissued.

•

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2018, as a result of the Company’s conclusions about the Non-Reliance Periods and the substantial completion of their internal investigation, PwC informed the Company that the scope of their audit and reviews for the Non-Reliance Periods would have to be expanded. At the time of PwC’s dismissal, these audit and review procedures had not been completed.

•

The Company expects to report one or more material weaknesses in internal control over financial reporting related to the matters giving rise to the misstatements and pending restatements and to report that its internal control over financial reporting and its disclosure controls and procedures were not effective as of the Non-Reliance Periods. At the time of PwC’s dismissal, the Company and PwC had not concluded on the number or nature of the material weaknesses related to the Company’s internal control over financial reporting.

•

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2018, the Company indicated that substantial doubt existed about its ability to continue as a going concern. At the time of PwC’s dismissal, it had not completed its procedures related to its assessment of the Company’s ability to continue as a going concern. As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 28, 2018, the Company refinanced its debt obligations and line of credit, which alleviated the substantial doubt about its ability to continue as a going concern.

b) New independent registered public accounting firm

On January 21, 2019, the Company engaged Armanino LLP (“Armanino”) as it its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal years ended March 31, 2017, March 31, 2018 and March 31, 2019 and to review all other periods as necessary. To the extent consolidated financial statements for any other periods within the Non-Reliance Period are determined to be necessary, the Company would expect to engage Armanino to audit or review any such periods.

During the Company’s two most recent fiscal years ended March 31, 2018 and March 31, 2017 and the subsequent interim period through January 21, 2019, neither the Company nor anyone on its behalf consulted with Armanino with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice of Armanino was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended, and the related instructions related thereto), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has brought the reportable events referred to under a) above to the attention of Armanino and requested that they be evaluated by Armanino.

The dismissal and appointment reflect the Audit Committee’s and Board’s belief that this approach is in the best interest of the Company and its shareholders and is the most effective way to complete the restatement of the relevant financial statements within the Non-Reliance Periods and the audits or reviews of the financial statements in the Late Reports in the most timely, efficient and cost-effective manner.

The Company provided PwC and Armanino with a copy of the disclosures it is making in this report and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated January 25, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Other Events.

(d) Exhibits

16.1	PricewaterhouseCoopers LLP Letter dated January 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2019	QUANTUM CORPORATION (Registrant)

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Title:	Senior Vice President, General Counsel and Secretary